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                                                                    EXHIBIT 99.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TMP Worldwide Inc.
New York, New York

    We hereby consent to the incorporation by reference in the previously filed Registration Statements (Nos. 333-63499, 333-70795, 333-75031,
333-83131, 333-93065, 333-88193 and 333-81843) of TMP Worldwide Inc. and
Subsidiaries of our report dated December 16, 1999, relating to the financial statements of the Highland Search Group, LLC as of and for the year ended December 31, 1998 appearing in the Company's current report on Form 8-K dated January 4, 2000.

                                          /s/BDO SEIDMAN, LLP
                                            BDO SEIDMAN, LLP

New York, New York
January 4, 2000